                                                                    EXHIBIT 10.9

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (the "Agreement") is dated as of this 8/th/ day of July 1998 by and among FS Equity Partners IV, LP, a Delaware limited partnership (the "FS Stockholder"), Dennis C. Bearden ("Bearden"), Century Airconditioning Supply, Inc., a Texas corporation ("CAC"), Century Maintenance Supply, Inc., a Delaware corporation (the "Company"), and the other stockholders of the Company listed on the signature pages hereto (the "Minority Stockholders").


                                R E C I T A L S
                                - - - - - - - -

     A. The FS Stockholder, Bearden, CAC, the Company and certain of the Minority Stockholders have entered into that certain Agreement and Plan of Merger dated as of May 5, 1998 (as amended, the "Merger Agreement") and, in connection therewith, have acquired or retained shares of common stock, par value $.001 per share, of the Company (the "Common Stock").

     B. Certain of the other Minority Stockholders have made an investment in the Company in connection with the transactions contemplated by the Merger Agreement.

     C. In connection with such transactions, the FS Stockholder, Bearden, CAC and the Minority Stockholders are to be granted certain registration rights with respect to the Common Stock held by them.

     D. In order to ensure that such parties are granted such rights, the parties hereto desire to enter into this Agreement.


                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I

     SECTION 1.1  Definitions. Terms defined in that certain Stockholders
                  -----------
Agreement of even date herewith by and among the FS Stockholder, Bearden, CAC, William C. Johnson, The Parthenon Group, Inc. and the Company (the "Stockholders Agreement") are used herein as therein defined. In addition, the following terms shall have the following meanings:

     "Demand Registration" means a Demand Registration as defined in Section
2.1.

     "Excess Amount" means, with respect to an underwritten offering, the number of Registrable Securities requested by a Holder or Holders and Minority Holders to be sold pursuant to Section 2.1 or 2.2 which the managing Underwriter or Underwriters determines exceeds the largest number of Registrable Securities which can successfully be sold in an orderly manner in such offering within a price range acceptable to the Holder holding a majority of the Registrable Securities proposed to be sold in such underwritten offering.

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     "Existing Stockholders" means Bearden and CAC.

     "Holder" means the FS Stockholder and the Existing Stockholders (or any Permitted Transferee or permitted assignee thereof).

     "Minority Holders" means the signatories to this Agreement other than the FS Stockholder and the Existing Stockholders.

     "Other Holder Notice" means an Other Holder Notice as defined in Section
2.1.

     "Piggy-Back Registration" means a Piggy-Back Registration as defined in
Section 2.2.

     "Pro Rata Share" of a Stockholder shall be a fraction, (i) the numerator of which shall be the total number of shares of Voting Securities then held by the Stockholder and (ii) the denominator of which shall be the total number of shares of Voting Securities then issued and outstanding.

     "Registrable Securities" means shares of Common Stock outstanding until (i) a registration statement covering such Common Stock has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (ii) such shares have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) under such Act or (iii) (x) such shares have been otherwise Transferred, (y) the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to the Stockholders Agreements, and (z) such shares may be resold without subsequent registration under the Securities Act.

     "Requisite Share Number" means the number of shares of Common Stock representing not less than $15,000,000 in fair market value as determined by the Board.

     "Securities Act" means the Securities Act of 1933 and the rules and regulations thereunder.

     "SEC" means the Securities and Exchange Commission.

     "Selling Holder" means a Holder or Minority Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

     "Stockholder" shall mean any of CAC, Bearden, the FS Stockholder or the Minority Stockholders.

     "Stockholders Agreements" means the Stockholders Agreement and that certain Second Amended and Restated Stockhholders Agreement dated as of July 8, 1998 by and among the Company, Bearden, the FS Stockholders and certain of the Minority Stockholders.

     "Transfer" means any direct or indirect transfer, sale, assignment or other disposition of Common Stock.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

     "Voting Securities" means all securities of the Company which possess general voting power to elect members of the Board (not including, unless the context dictates otherwise, any options or warrants to purchase Voting Securities).

                                  ARTICLE II

     SECTION 2.1  Demand Registration.
                  -------------------

          (a) Request for Registration.  At any time on or after the date which
              ------------------------
is 180 days following the closing of the Initial Public Offering, any Holder or Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided that the Holder or Holders making the request are together requesting
--------
that the Requisite Share Number be registered; provided further that the Company
                                               -------- -------
shall not be obligated to effect (i) more than two (2) Demand Registrations for the FS Stockholder and its Permitted Transferees and permitted assignees, as a group; or (ii) more than two (2) Demand Registrations for the Existing Stockholders and their Permitted Transferees as a group. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within ten days after the receipt thereof to all other Holders and the Minority Holders. If an Existing Stockholder requests a Demand Registration, the FS Stockholder (or its Permitted Transferees or permitted assignees) shall be entitled to submit to the Company, within ten (10) days after receipt of notice of such Existing Stockholder's request for a Demand Registration, a written request for a Demand Registration (the "Simultaneous Registration") and shall thereby join in the request of such Existing Stockholder, and thereupon each of the Existing Stockholders and FS Stockholder shall be entitled to include Registrable Securities in such Demand Registration on a pro rata basis, determined based on the Pro Rata Share then held by the FS Stockholders, the Existing Stockholders (in each case including any Permitted Transferees) and any other Persons entitled to include shares therein pursuant to registration rights (including, subject to the provisions of the last sentence of this Section 2.1(a), as well as the last sentence of Section 2.3(a), the piggy-back registration rights to which the Minority Holders are entitled under Section 2.2 of this Agreement), respectively, up to the number of Registrable Securities proposed to be sold in such Demand Registration; provided, that each such Simultaneous Registration shall be treated as one of the Existing Stockholder's two (2) Demand Registrations. If the FS Stockholder requests a Demand Registration, the Existing Stockholders (or their Permitted Transferees or permitted assignees) shall be entitled to submit to the Company, within ten (10) days after receipt of notice of the FS Stockholder's request for a Demand Registration, a written request for a Simultaneous Registration with the FS Stockholder, and if such a request is made, thereupon the Existing Stockholders shall be entitled to include Registrable Securities in such Demand Registration on a pro rata basis, determined based on the Pro Rata Share then held by the FS Stockholder, the Existing Stockholders (in each case including Permitted Transferees) and any other Persons entitled to include shares therein pursuant to registration rights (including, subject to the provisions of the last sentence of this Section 2.1(a), as well as the last sentence of Section 2.3(a), the piggy-back registration rights to which the Minority Holders are entitled under Section 2.2 of this Agreement), respectively, up to the number of Registrable Securities proposed to be sold in such Demand Registration; provided, that each such Simultaneous Registration shall count as one of the FS Stockholders two (2) Demand Registrations. Within ten (10) days after receipt by a Holder or a Minority Holder of notice of the request for a Demand Registration by another Holder, a Holder or a Minority Holder may request in writing that Registrable Securities be included in such Demand Registration pursuant to Section 2.2. Each such request by such other Holders or Minority Holders (each, an "Other Holder Notice") shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. Notwithstanding anything contained in this Section 2.1(a) to the contrary (and except as provided above with respect to the absolute inclusion of the other Holder in connection with a Simultaneous Registration), in connection with the second Demand Registration of each of the FS Stockholder or the Existing Stockholders, unless the Holder initiating such Demand Registration shall consent in writing, no other party, including the Company, shall be permitted to offer securities under such Demand Registration.

          (b) Effective Registration.  A registration will not count as a Demand
              ----------------------
Registration (or request therefor) until it has become effective.

          (c) Underwritten Offering.  If the Company or the initiating Holder of
              ---------------------
a Demand Registration so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company and the initiating Holder of the Demand Registration shall jointly select one or more nationally recognized firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering.

          (d) Required Delays.  Notwithstanding anything contained in this
              ---------------
Section 2.1 to the contrary, if any request for Demand Registration is delivered at a time when (i) the Company has determined or is currently planning (and has discussed with its Board of Directors its plan) to file a Registration Statement with respect to an underwritten primary registration of Common Stock on behalf of the Company (so long as a Registration Statement is filed with respect thereto within two months of the Holder's or Holders' request for Demand Registration), the Company may require the Holder or Holders to postpone such request until the expiration of the 90-day period following the effective date of such registration, or (ii) in the opinion of a majority of the Company's Board such registration would adversely affect a material acquisition or merger to which the Company is a party, or otherwise materially and adversely affect the Company or the market for the Company's Common Stock (it being understood that the ordinary effect of a Demand Registration on the market for securities does not meet the foregoing standard) (a "Material Event Postponement"), the Company may require the Holder to postpone such request for an appropriate period (not to exceed 90 consecutive days (with a 30-day break between any two consecutive periods) or 180 days in any 12-month period). In the event of a Material Event Postponement, the Company shall deliver a certificate signed by the President or the Chairman confirming the Company's reasons for postponing the registration and will effect such registration as promptly as possible after removal of such reasons.

     SECTION 2.2  Piggy-Back Registration. If at any time on or after the
                  -----------------------
closing of the Company's Initial Public Offering, the Company proposes (in compliance with a request for a Demand Registration or otherwise) to file a registration statement under the Securities Act, with respect to an offering by the Company for its own account or for the account of any of its respective security holders of any security of the same class as the Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), which registration would permit the inclusion of such Registrable Securities pursuant to this Section 2.2 then, the Company shall give written notice of such proposed filing to the Holders and the Minority Holders as soon as practicable, and such notice shall offer such Holders and Minority Holders the opportunity to register such number of shares of Registrable Securities as each such Holder and Minority Holders may request in writing within ten (10) days of receipt of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder or Minority Holders and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Subject to Section 2.3(b), any Holder or Minority Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw within ten (10) days of its request for inclusion; provided, that the Registration Statement including such shares (a "Piggy-Back Registration Statement") is not yet effective. The Company may withdraw a Piggy-Back Registration Statement at any time prior to the time it becomes effective.

     SECTION 2.3  Reduction of Offering.
                  ---------------------

          (a) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1 or 2.2 determine that the size of the offering that the Holders, the Company or any other Persons intend to make is such that the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then (i) with respect to a Demand Registration, and subject to the right of a Holder initiating its second Demand Registration to exclude any securities held by any other Selling Holder (other than the non-initiating Holder in the case of a Simultaneous Registration) therefrom, if the size of the offering is the basis of such Underwriter's or Underwriters' determination, the Company shall not be required to include in such registration an amount of Registrable Securities requested to be included in such offering equal to the Excess Amount, such reduction to be allocated pro rata among all Selling Holders according to the Pro Rata Share of such Selling Holders, and (ii) in the case of a Piggy-Back Registration, if securities are being offered for the account of other Persons as well as the Company, the securities the Company seeks to include shall have priority over securities sought to be included by any other Person (including the Holders and the Minority Holders) and, with respect to the Registrable Securities intended to be offered by Holders and the Minority Holders, the proportion by which the amount of such class of securities intended to be offered by Holders and the Minority Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced (it being understood that with respect to the Holders, the Minority Holders and third parties, such reduction may be all of such class of securities). Notwithstanding the foregoing, the Minority Holders may be excluded from any offering described in Section 2.1 or 2.2 of this Agreement if, in the discretion of the managing Underwriter or Underwriters of such offering, the participation by such individuals in such offering or the inclusion of such individuals' Registrable Securities therein for any reason would adversely impact the success of such offering.

          (b) If, as a result of the proration provisions of Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however,
                                                           --------  -------
that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                                  ARTICLE III

     SECTION 3.1  Filings; Information.  Whenever any Holder requests that any
                  --------------------
Registrable Securities be registered pursuant to Section 2.1, the Company will use its commercially reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will, subject to Section 2.1(d), as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable best efforts to cause such filed registration statement to become and remain effective until the earlier of (i) 90 days from the date such registration statement became effective or (ii) the date on which the sale of Registrable Securities has been completed. If the Company receives multiple demands for registration in accordance with this Agreement, then, except as provided in
Section 2.1(a), such demands shall be handled in the order received.

          (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, one counsel representing all such Selling Holders, and each Underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to prompt review and approval by the foregoing, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

          (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Company will use its commercially reasonable best efforts to
(i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do
--------
business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction (other than special service of process).

          (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

          (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) The Company will deliver promptly to each Selling Holder of such Registrable Securities and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), subject to restrictions imposed by any governmental authority governing access to classified information, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release
                               --------
pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and provided further, that if failing the entry of a
                           ----------------
protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Company will otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (i) The Company will use its commercially reasonable best efforts (a) to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities as a National Association of Securities Dealers Automatic Quotation ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-l of the SEC or, to secure NASDAQ authorization for such Registrable Securities, if similar securities issued by the Company are so designated.

          (j) The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          (k) The Chairman of the Board of Directors of the Company, the Chief Executive Officer of the Company and other members of the management of the Company will cooperate fully in any offering of Registrable Securities pursuant to Section 2.1 hereof, including, without limitation, participation in meetings with potential investors, preparation of all materials for such investors, and making management of the Company available for "road show" presentations and similar selling efforts.

     Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof (such period during which a Selling Holder is required to refrain from disposition of Registrable Securities, a "Suspension Period"), and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

     SECTION 3.2  Registration Expenses. In connection with any Demand
                  ---------------------
Registration pursuant to Section 2.1 hereof and any registration statement filed pursuant to Section 2.2, the Company shall pay the following registration expenses incurred in connection with the registration thereunder, whether or not such registration becomes effective: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses, if any, incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company,
(vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) with respect to a Demand Registration only, reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for all of the Selling Holders (in addition to counsel for the Company), with such counsel selected by Holders of a majority of the Registrable Securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any other out-of-pocket expenses of the Holders.

                                  ARTICLE IV

     SECTION 4.1  Indemnification by the Company.
                  ------------------------------

          (a) The Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability and any action in respect thereof to which such Selling Holder, its officers, directors and agents, and any such controlling Person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arises out of, or is based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Selling Holder, its officers, directors and agents, and each such controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its officers, directors and agents, or any such controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

          (b) The indemnity agreement contained in Section 4.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability and any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any loss, claim, damage, liability and any action in respect thereof to the extent that it arises from or is based upon written information relating to the Indemnified Person furnished expressly for use in connection with such registration by such Person, nor shall the Company be liable to any Person for any such loss, claim, damage or liability and any action in respect thereof to the extent it arises from or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities delivered by such Person after such Person had received written notice from the Company pursuant to Section 3.1(a) that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact and stating specifically that a Suspension Period is then in effect, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after such Person has received written notice from the Company pursuant to Section 3.1(a) that such registration statement or prospectus contained such omission or alleged omission and stating specifically that a Suspension Period is then in effect, or (c) the failure of such Person to deliver any preliminary or final prospectus, or any amendments or supplements thereto, required under applicable securities laws, including the Securities Act, to be so delivered, provided that a sufficient number of copies thereof had been provided by the Company to such Person.

     SECTION 4.2  Indemnification by Selling Holders. Each Selling Holder
                  ----------------------------------
agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 4.2. In no event, however, shall any indemnity obligation under this
Section 4.2 exceed the net proceeds from the offering received by such Selling Holder.

     SECTION 4.3  Conduct of Indemnification Proceedings. Promptly after receipt
                  --------------------------------------
by any person in respect of which indemnity may be sought pursuant to Section
4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) based upon the advice of counsel of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settlement is made with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, claim, damage, or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

     SECTION 4.4  Contribution. If the indemnification provided for in this
                  ------------
Article IV is unavailable to, or is insufficient to hold harmless, the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, or as among the Selling Holders, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations ; provided, however, that no person found guilty of
                           --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) by a court of competent jurisdiction shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation). The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other, and with respect to the Selling Holders among themselves, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 are several in that proportion which the net proceeds of the offering received by such Selling Holder bears to the total net proceeds of the offering received by all the Selling Holders, and not joint.

                                   ARTICLE V

     SECTION 5.1  Participation in Underwritten Registrations.  No Person may
                  -------------------------------------------
participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

     SECTION 5.2  Rule 144. The Company covenants that, after it becomes subject
                  --------
to the reporting obligations of the Exchange Act, it will use its commercially reasonable best efforts to file any reports required to be filed by it under the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar Rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 5.3  Holdback Agreements.
                  -------------------

          (a) Each Holder and Minority Holder of Registrable Securities agrees not to effect any sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 90-day period (180 days in the case of the Company's Initial Public Offering) beginning on, the effective date of the registration statement filed by the Company (except as part of such registration) if, and to the extent, requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

          (b) With respect to a Demand Registration effected pursuant to Section
2.1 hereof, the Company agrees not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90 day period beginning on, the effective date of any registration statement (except as part of a registration statement where the Holder making such Demand Registration consents) or the commencement of a public distribution of Registrable Securities; and that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (a) above, in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans or in private placements.

     SECTION 5.4  Stockholders Agreements. Notwithstanding anything above to the
                  -----------------------
contrary, all Transfers of Registrable Securities subject to the provisions of the Stockholders Agreements shall be made only in accordance with such provisions.

     SECTION 5.5  Successors and Assigns. This Agreement, and all obligations
                  ----------------------
and rights hereunder, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no rights of any Stockholder under this Agreement may be assigned,
--------
except that (i) any Stockholder may assign its rights hereunder to an Affiliate of such Stockholder or to any Permitted Transferee (as defined in the Stockholders Agreements); provided further, that, prior to such assignment, such
                          -------- -------
Affiliate or other Permitted Transferee shall enter into a written agreement to be bound by the terms and conditions of this Agreement applicable to such Stockholder (and, in the case of an assignment by CAC or the Minority Stockholders, such Affiliate or other Permitted Transferee shall deliver to the Company a power-of-attorney appointing Bearden (or his designee if he is unable to act due to death or disability), as such transferee's attorney-in-fact for purposes of exercising such transferee's rights and fulfilling such transferee's obligations under this Agreement).

     SECTION 5.6   No Waivers; Amendments.
                   ----------------------

          (a) No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (b) This Agreement may not be amended, modified or supplemented other than by a written instrument signed by Bearden and the FS Stockholder (except that Bearden shall not be required to or entitled to approve any amendment, modification or supplement to the Agreement, unless such amendment, modification or supplement to the Agreement would adversely affect the rights of Bearden hereunder (provided, that the Company's grant of additional demand and piggy-back registration rights in the future that do not affect the FS Stockholder differently than they affect Bearden shall not be deemed to adversely affect the rights of Bearden hereunder)).

          (c) Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

     SECTION 5.7  Notices. All notices, requests, and other communications to
                  -------
any party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given as follows:

          if to FS Stockholder:

               Freeman Spogli & Co. Incorporated
               11100 Santa Monica Boulevard, Suite 1900
               Los Angeles, California  90085
               Attention:  J. Frederick Simmons
               Telecopy No.:  (310) 444-1870

          with a copy to:

               Richard J. Welch, Esq.
               Riordan & McKinzie
               300 S. Grand Avenue, 29/th/ Floor
               Los Angeles, California  90071-3109
               Telecopy No.:  (213) 229-8550

          if to Existing Stockholders:

               Century Maintenance Supply, Inc.
               9100 Winkler
               Houston, Texas  77017
               Attention:  Dennis C. Bearden
               Telecopy No.:  (713) 943-8443

          with a copy to:

               Robert G. Reedy, Esq.
               Porter & Hedges, L.L.P.
               700 Louisiana, 35/th/ Floor
               Houston, Texas  77002
               Telecopy No.:  (713) 228-1331

          if to the Minority Stockholders:

               at the address and telephone/telecopy numbers listed in the books and records of the Company or to such other address or telecopy number and with such other copies, as such party may hereafter specify for the purpose of notice to the other parties.
Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this section and evidence of receipt is received or (b) if given by any other means, upon delivery or refusal of delivery at the address specified in this
Section 5.7.

     SECTION 5.8  Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

     SECTION 5.9  Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

     SECTION 5.10  Severability. Any term or provision of this Agreement which
                   ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     SECTION 5.11  Counterparts. This Agreement may be signed in counterparts,
                   ------------
each of which shall constitute an original and which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         CENTURY MAINTENANCE SUPPLY, INC.


                         By: /s/ Dennis Bearden
                             ---------------------------------
                             Dennis C. Bearden
                             Chief Executive Officer


                         BEARDEN


                         /s/ Dennis Bearden
                         --------------------------------------
                         Dennis C. Bearden


                         CENTURY AIRCONDITIONING SUPPLY, INC.


                         By: /s/ Dennis Bearden
                             ----------------------------------
                             Dennis C. Bearden

                         FS EQUITY PARTNERS IV, L.P.,
                         a Delaware limited partnership
                         By: FS Capital Partners, LLC
                         Its: General Partner


                         By: /s/ Jon D. Ralph
                             ----------------------------
                             Jon D. Ralph
                             Managing Member


                         MINORITY STOCKHOLDERS:


                         /s/ John M. Morotti
                         --------------------------------
                         John Morotti


                         /s/ Vickie L. Reynolds
                         --------------------------------
                         Vickie Reynolds


                         /s/ Danny Errico
                         --------------------------------
                         Danny Errico


                         /s/ D. Allan Kea
                         --------------------------------
                         Allan Kea


                         /s/ Richard Luke
                         --------------------------------
                         Richard Luke


                         /s/ Charles Littlepage
                         --------------------------------
                         Charles Littlepage


                         /s/ Daryl Morse
                         --------------------------------
                         Daryl Morse


                         /s/ Richard Penick
                         --------------------------------
                         Richard E. Penick

                         /s/ Dan Firkus
                         --------------------------------
                         Dan Firkus


                         /s/ Jerry Muras
                         --------------------------------
                         Jerry Muras


                         /s/ William C. Johnson
                         --------------------------------
                         William C. Johnson


                         THE PARTHENON GROUP, INC.


                         By: /s/ Christopher T. Jenny
                             --------------------------------
                             Name:  Christopher T. Jenny
                             Title: Managing Director